LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 19, 2009 TO THE

PROSPECTUS DATED MARCH 30, 2009 OF

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

The following text replaces footnote 4 to the Fee Table which appears in the Fund’s prospectus:

The manager has agreed to voluntarily waive and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A shares to 0.75% of average net assets. The manager has also agreed to voluntarily waive management fees and/or reimburse expenses for Class B, C, I and FI shares at the same rate as it waives fees and/or reimburses expenses for Class A. For example, based on the expenses listed in the Fee Table above, actual total annual fund operating expenses would be expected to be 0.75%, 1.39%, 1.34%, 0.92%, and 0.52% for Classes A, B, C, FI and I, respectively. If the manager does not waive and/or reimburse expenses for Class A shares, expenses for other share classes would not be expected to be waived or reimbursed. These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. The manager is permitted to recapture amounts previously voluntarily foregone or reimbursed to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary limit. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary limit.

FDXX011892